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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                           --------------------------


                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): March 23, 2004


                           --------------------------


                            ARROW INTERNATIONAL, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)




          Pennsylvania                0-20212                   23-1969991
------------------------------     --------------         ---------------------
 (State or Other Jurisdiction       (Commission             (I.R.S. Employer
       of Incorporation)            File Number)           Identification No.)



    2400 Bernville Road, Reading, Pennsylvania                     19605
-----------------------------------------------------          ------------
     (Address of Principal Executive Offices)                   (Zip Code)




       Registrant's Telephone Number, Including Area Code: (610) 378-0131
                                                           --------------

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                            ARROW INTERNATIONAL, INC.


Item 7.   Financial Statements, PRO FORMA Financial Information and Exhibits


     (c)  Exhibits


Exhibit Number             Description
--------------             -----------

99.1 Press release dated March 23, 2004 issued by Arrow International, Inc. (the "Registrant").

Item 12.  Results of Operations and Financial Condition

On March 23, 2004, the Registrant issued a press release announcing its financial results for the second fiscal quarter ended February 29, 2004. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may otherwise be expressly stated in such a filing.


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                            ARROW INTERNATIONAL, INC.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     ARROW INTERNATIONAL, INC.




Date: March 23, 2004                 By:      /s/  Frederick J. Hirt
                                            ----------------------------------
                                             Frederick J. Hirt
                                             Chief Financial Officer and
                                             Vice President-Finance
                                             (Principal Financial Officer and
                                             Chief Accounting Officer)



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                                  EXHIBIT INDEX


EXHIBIT    DESCRIPTION
NUMBER     OF EXHIBIT                                        METHOD OF FILING
------     ----------                                        ----------------

99.1       Press Release dated March 23, 2004, issued by     Furnished herewith.
           Arrow International, Inc.












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